UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2018

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55765 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01	Other Events.

Filed as Exhibit 99.1 to this Current Report, and incorporated by reference in this Item 8.01, is the text of a correspondence dated October 10, 2018, including frequently asked questions, from Inland Residential Properties Trust, Inc. (the “Company”) to financial advisors and broker-dealers who participated in the Company’s public offering, notifying them that proxy materials are available.

Filed as Exhibit 99.2 to this Current Report, and incorporated by reference in this Item 8.01, is a copy of a letter to be sent to stockholders of the Company on October 12, 2018.

Additional Information and Where to Find It

The Company filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on October 9, 2018 and is mailing the definitive proxy statement to the recordholders of Company common stock on or about October 12, 2018. Stockholders are urged to read the definitive proxy statement because it contains important information relating to the proposals being voted upon.

Stockholders are able to obtain the proxy statement and other relevant materials, without charge, at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by the Company, including the proxy statement, are available, without charge, from the Company’s website (inland-investments.com/inland-residential-trust), or by writing to the Company at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Services.

Participants in the Solicitation

The Company, its directors and executive officers and its business manager may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposals to be considered at the annual meeting. Information regarding the names, affiliations, and interests of these persons are set forth in the Company’s definitive proxy statement filed with the SEC on October 9, 2018, Amendment No. 2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on April 20, 2018 and other relevant documents filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K as of December 31, 2017, and subsequent Form 10-Qs on file with the SEC. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Correspondence to Financial Advisors and Broker-Dealers, dated October 10, 2018
99.2	Letter to Stockholders, dated October 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	October 10, 2018	By:	/s/ Mitchell A. Sabshon
		Name:	Mitchell A. Sabshon
		Title	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Correspondence to Financial Advisors and Broker-Dealers, dated October 10, 2018
99.2	Letter to Stockholders, dated October 12, 2018

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